QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2001

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)

Item 5. Other Events.

    On September 21, 2001, Main Street Banks, Inc. (the "Registrant") issued a press release announcing a stock repurchase program. A copy of the press release issued by the Registrant on September 21, 2001 concerning the program is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)	Exhibits
20.1	Press Release of Registrant, dated September 21, 2001, announcing Registrant's stock repurchase program.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2001	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
20.1	Press Release of Registrant, dated September 21, 2001, announcing Registrant's stock repurchase program.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index